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                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT


Applied Industrial Technologies, Inc.

We consent to the incorporation by reference in Registration Statement No. 33-65513 and 33-42634 of Applied Industrial Technologies, Inc. on Form S-8 of our report dated June 9, 1999, appearing in this Annual Report on Form 11-K of the Applied Industrial Technologies, Inc. Retirement Savings Plan for the year ended December 31, 1998.



/s/Deloitte & Touche LLP

Cleveland, Ohio
June 23, 1999